EXHIBIT 10.4 - AGREEMENT OF BUSINESS COMBINATION BY EXCHANGE OF ASSETS FOR STOCK BETWEEN THE AUXER GROUP, INC. AND ERNEST DESAYE, JR. DOING BUSINESS AS HARDYSTON DISTRIBUTORS
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         AGREEMENT OF BUSINESS COMBINATION
              BY EXCHANGE OF ASSETS FOR
                       STOCK
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     AGREEMENT dated this 22 day of April, 1999, by and
between THE AUXER COUP, INC., a corporation having its principal place of business at 30 Galesi Drive, Suite 304, Wayne, New ,jersey 07470 ("PURCHASER"), and Mr. Ernest DeSaye, Jr., doing business as Hardyston Distributors, having
his principal place of business at 22-B Lasinski Road, Franklin, NJ 07416 (the "COMPANY").
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                 W I T N E S S E T H
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WHEREAS, The COMPANY is desirous of exchanging all or
substantially all of its assets; and
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WHEREAS,  PURCHASER is desirous of acquiring all of the
assets of the Company; and,
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WHEREAS, the PURCHASER wishes to employ Mr. Ernest R.
DeSaye,
Jr. ("Employee"); and,
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WHEREAS, Employee wishes to be employed by the PURCHASER;
and,
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WHEREAS, PURCHASER is a holding company which is publicly
held and which owns automotive related products; and,
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WHEREAS, the COMPANY is an automotive distributor in
Northwest New Jersey;
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IT IS NOW THEREFORE AGREED that in consideration of the
mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
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     1.Exchange of Assets.
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     1.1 Subject to the terms and conditions of this
Agreement and the performance by the parties hereto of their respective obligations hereunder, then Company shall exchange, transfer, convey, assign and deliver to PURCHASER, and PURCHASER shall receive, acquire and accept on the Closing Date (as such term is hereinafter defined) all of the right, title and interest of the Company, including all aspects to the business, assets, goodwill, and rights of Company as shall exist on the Closing Date, including, without limitation, inventory, accounts receivable, goodwill, rights in tradenames, trademarks and copyrights, all rights relating to or arising out of the business conducted by the Company under express or implied warranty (as from the suppliers of the Company with respect to the Assets being transferred to PURCHASER), all books and records, correspondence, employment records and files of or relating to the business or Assets of the Company being exchanged with PURCHASER and all of the Company's right, title and interest in and to each lease, contract, agreement, purchase order or commitment to which the Company is a party or in which the Company has rights, (all of such assets are collectively referred to hereinafter as the "Assets"), free and clear of all liabilities, obligations, liens and encumbrances, except as expressly assumed by PURCHASER under Section 2 below.
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     1.2 The transfer of the Assets as herein provided shall
be effected by bills of sale, endorsements, assignments, drafts, checks, deeds and other instruments of transfer and conveyance delivered to PURCHASER on the Closing Date in form sufficient to transfer the Assets as contemplated by this agreement and as shall be reasonably requested by PURCHASER. Company covenants that (i) it will, at any time and from time to time after the Closing Date, execute and deliver such other instruments of transfer and conveyance and do all such further acts and things as may be reasonably requested by PURCHASER to transfer and deliver to PURCHASER or to aid and assist PURCHASER in collecting and reducing to possession, any and all of the Assets; (ii) PURCHASER, after the Closing Date, shall have the right and authority to collect, for the account of PURCHASER, all checks, notes and other evidences of indebtedness or obligations to make payment of money and other items which shall be transferred to PURCHASER as provided herein and to endorse with the name of Company any such checks, notes or other instruments received after the Closing Date; and (iii) Company will transfer and deliver to PURCHASER any cash or other property that Company may receive after the Closing Date in respect of or arising out of the business conducted by Company.
After the Closing Date, at reasonable times and upon reasonable notice, Company shall have access to the books and records conveyed to PURCHASER hereunder, and PURCHASER shall have access to any minute books, stock books and similar corporate records retained by Company.
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     1.3 Company covenants that between the date hereof and
the Closing Date and, if reasonably requested by PURCHASER, after the Closing Date, Company shall use its best efforts to obtain the consent of any parties to any contracts, licenses, leases, commitments, sales orders, purchase orders or other agreements being assigned by Company to PURCHASER hereunder as shall be reasonably requested by PURCHASER. If any such required consent is not obtained, this agreement shall not constitute an agreement to assign the instrument relating thereto, however Company shall cooperate with PURCHASER in any reasonable arrangement to provide for PURCHASER the benefits under any such contract, license, lease, commitment, sales order, purchase order or other agreement, including enforcement, at the cost and for the benefit of PURCHASER, of any and all rights of Company against the other party thereto arising out of the breach or cancellation by such party or otherwise.
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     2. Assumption of Liabilities. PURCHASER shall assume no
liabilities of Company, except as specified in the list of liabilities which is attached hereto as Exhibit II.

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     3. Closing. The Closing hereunder (the "Closing") shall
take place on or about the 8th day of April, 1999 at the offices of Roger L. Fidler, Esq. 400 Grove street, Glen
Rock, New Jersey 07452 or at such other time and place as
may be agreed by PURCHASER and the Company (the "Closing
Date").
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     4.Exchange Terms; Allocation.
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     4.1 In consideration of the exchange and transfer of
the Assets herein contemplated, on the Closing Date,
PURCHASER shall deliver at Closing to Employee the sum of
five thousand dollars ($5,000.00) in cash. Certificates for shares of said PURCHASER'S common stock shall be issued to Employee not later than 90 days after closing. The number of these shares shall be equal to the value of the assets less $15,000 divided by the average of the bid and asked price on the day before the Closing. The value of the assets shall be determined by taking the sum of the cost of inventory, plus the collectable value of the accounts receivable, plus the fair market value of the equipment and rolling stock multiplied by 1.05. No other factors shall be taken into account when calculating the value of the assets for the purpose of this Agreement. In addition, Employee shall receive two additional payments of $5,000.00 each to be paid 60 and 120 days after the date of Closing. Employee shall also execute at Closing, the attached Employment Agreement.
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     4.2 On the date of Closing, PURCHASER represents that
in addition to the above mentioned shares to be delivered to Employee, there shall remain outstanding, in addition thereto, only the following shares held by other
shareholders, to wit:
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     Fifty Five Million (55,000,000).
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     5.Representations and Warranties of Company. Company
hereby represents and warrants as follows:
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     5.1 Company is a sole proprietorship operating under the
name of Hardyston Distributors under the laws of the
State of New Jersey and has full power and authority to own its properties and carry on its business as and in the places where such properties are now owned or such business
is now being conducted. on or before closing Company shall establish to the satisfaction of PURCHASER that it has title to the Assets and authority to convey the same in accordance with the terms of this Agreement. Complete and correct copies of such documents as the PURCHASER may demand will be turned over prior to Closing. The Company is duly qualified to do business and is in good standing in all jurisdictions
in which such qualification is necessary because of the character of the properties owned by it or the nature of its activities. Company has taken no action and has not failed to take any action, which action or failure would preclude
or prevent Company from conducting the business of Company
in the manner heretofore conducted.
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     5.2 Company has no subsidiaries.
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     5.3 Company is solely owned by the Employee.
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     5.4 Employee has full power and authority, corporate
and otherwise, to enter into this agreement on behalf of Company and to cause Company to assume and perform its, his or her obligations hereunder. The execution and delivery of this agreement and the performance by Company of its obligations hereunder have been duly authorized by the Board of Directors of Company, if any, and no further action or approval, corporate or otherwise, is required in order to constitute this agreement as a binding and enforceable obligation of Company. The execution and delivery of this agreement and the performance by Company of its obligations hereunder do not and will not violate any provision of, nor conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or
encumbrance upon any of the Assets by reason of the terms of any contract, mortgage, lien, lease, agreement indenture, instrument, judgment or decree to which Company is a party or which is or purports to be binding upon Company or which affects or purports to affect any of the Assets.
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     5.4 No action, approval, consent or authorization,
including but not limited to any action, approval, consent
or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary as to Company in order to constitute this agreement as a binding and enforceable obligation of Company in accordance with its terms.
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     5.5 Company has not incurred any obligation or
liability (absolute or contingent, liquidated or
unliquidated, choate or inchoate) except current obligations and liabilities incurred in the ordinary course of their businesses which would act as a lien against the Assets.
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     5.6 Company has not leased or effected any transfer of
any of the Assets;
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     6. Representations and Warranties of PURCHASER.
PURCHASER hereby represents and warrants that on the closing date all of the following will be true:
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     6.1 PURCHASER is a corporation duly organized, validly
existing and in good standing under the laws of the state of Delaware. PURCHASER is not conducting any business in any location. Complete and correct copies of the Certificate of incorporation of Company and all amendments thereto, certified in each case by the Secretary of State of the
State of Delaware, and of the By-Laws of PURCHASER, and all amendments thereto, certified by the Secretary of PURCHASER, have been or will be delivered to Company on or prior to the Closing Date by PURCHASER. PURCHASER will present at closing a certificate of good standing for the State of Delaware. PURCHASER has taken no action and has not failed to take any action, which action or failure would preclude or prevent Company from conducting the business of Company in the manner heretofore conducted. PURCHASER is approved for trading in the over-the-counter market with not less than two market makers.
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     6.2 PURCHASER has subsidiaries.
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     6.3 PURCHASER has no authorized or outstanding
securities other than its common stock, x.0001 par value per share (the "Common Stock"), which consists of 80,000,000 authorized shares of which not more than 55,000,000 shares are currently outstanding. All outstanding Common stock is duly authorized, validly issued, fully-paid and non-assessable (except for such statutory and constitutional obligations as may be imposed notwithstanding full payment for and valid issuance of such shares), and there are no presently issued or outstanding securities of PURCHASER convertible into common stock nor are there any outstanding options, warrants, agreements, rights or commitments of any kind relating to the authorized but unissued Common Stock.
All transfer taxes, if any, with respect to transfers of securities of PURCHASER made prior to the date hereof have been paid. All of the common stock is owned, both beneficially and of record, free of any security interests, liens, pledges, claims, charges, escrows encumbrances, options, rights of first refusal, mortgages, indentures, security agreements or other contracts (whether or not relating in any way to credit or the borrowing of money) and the designated owner thereof has the unrestricted right to vote such Common Stock. PURCHASER also has authorized shares of Preferred Stock having a par value of $.001 per share, none of which are issued and/or outstanding.
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     6.4 PURCHASER' s Board of Director's will recommend to
certain controlling shareholders, as soon as practicable
after receipt of Company's certified financial statements, approval of the transaction contemplated herein and obtain written consent to take such acts and actions as may be deemed necessary or advisable by counsel to Company to fully empower PURCHASER and its Board of Directors to enter into and consummate this transaction.
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     6.5 PURCHASER has full power and authority, corporate
and otherwise, to enter into this agreement and to assume
and perform its, his or her obligations hereunder. The execution and delivery of this agreement and the performance by PURCHASER of its obligations hereunder have been duly authorized by the Board of Directors of PURCHASER and no further action or approval, except shareholder approval, corporate or otherwise, is required in order to constitute this agreement as a binding and enforceable obligation of PURCHASER. The execution and delivery of this agreement and the performance by PURCHASER of its obligations hereunder do not and will not violate any provision of the Certificate of incorporation or By-Laws of PURCHASER and do not and will not conflict with or result in any breach of any condition
or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon.any of its assets by reason of the terms of any contract, mortgage, lien, lease, agreement indenture, instrument, judgment or decree to which PURCHASER is a party or which is or purports to be binding upon Company or which affects its assets.
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     6.6 No action, approval, consent or authorization,
including but not limited to any action, approval, consent
or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary as to PURCHASER in order to constitute this agreement as a binding and enforceable obligation of
PURCHASER in accordance with its terms.
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     6.7 PURCHASER has not during the last 30 days, except
as may be required to satisfy the terms of this Agreement:
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     6.7.1 authorized, issued, sold or converted any
securities, or entered into any agreement with respect
thereto;
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     6.7.2 declared, set aside or made any dividend or other
distribution or purchased, redeemed or reclassified any of their capital stock or effected any stock split, stock dividend, exchange or recapitalization or entered into any agreement in respect of the foregoing;
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     6.7.3 incurred any damage, destruction or similar loss,
whether or not covered by insurance, materially affecting their businesses or. properties;
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     6.7.4 sold, assigned or transferred- any of their
tangible assets or any patent, trademark, trade name, copyright, license, franchise, design or other intangible assets or properties;
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     6.7.5 mortgaged, pledged, granted or suffered to exist
any lien or other encumbrance or charge on any of their
assets or properties, tangible or intangible;
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     6.7.6 waived any rights of material value or canceled,
discharged, satisfied or paid any material debts or claims;
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     6.7:7 incurred any obligation or liability (absolute or
contingent, liquidated or unliquidated, choate or inchoate);
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     6.7.8 leased or effected any transfer of any of their
assets or properties;
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     6.7.9 entered into, made any amendment of or terminated
any lease, material contract or license;
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     6.7.10 amended its Certificate of Incorporation or
By-Laws;
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     6.7.11 effected any change in their accounting
practices, procedures or methods;
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     6.7.12 became obligated to make any payment to any
shareholder of PURCHASER in any capacity, or entered into
any transaction of any nature with any shareholder of
PURCHASER in any capacity;
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     6.7.13 increased the compensation payable to any of
their directors, officers or employees or became obligated
to increase any such compensation;
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     6.7.14 entered into any transaction other than in the
ordinary course of business, or changed in any way any of their business policies or practices.
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     6.8 PURCHASER is not a party to or has any contract or
commitment of any kind or nature whatsoever, written or
oral, formal or informal, including, without limitation, any lease, license, franchise, employment, maintenance, consultant or commission agreement, pension, profit-sharing, bonus, stock purchase, stock option, retirement, severance, hospitalization, accident, insurance or-other plan or arrangement involving employee benefits, contract with any labor union or contract for services, materials, supplies, merchandise, inventory or equipment, for the sale or purchase of any of its services, products or assets, for the borrowing of money or for a line or letter of credit, with any current or former director, officer or employee of PURCHASER which will be in effect on the Closing Date, with any government or agency thereof, pursuant to which its right to compete with any entity or person in the conduct of its business is restrained or restricted for any reason or in any way, guaranteeing the performance, liabilities or obligations of any Entity or person, for capital improvements or expenditures or with any contractor or subcontractor for in excess of $100.00, for charitable contributions aggregating in excess of $100.00, or involving in excess of ;100.00 in cash over its term (including any periods covered by any options to renew by any party).
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     6.9. PURCHASER has no liabilities except as shown on
its financial statements, no contracts or other obligations whatsoever including any contingent liabilities.
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     7. Financial Statements and Form 10.
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     Company shall deliver to PURCHASER, on or before the
Closing Date, sufficient financial information in a form acceptable to the United States Securities and Exchange Commission for consolidation with PURCHASER'S financial statements and will be in compliance with generally accepted accounting principles and Regulation SX promulgated under the Securities Act of 1933, as amended, and as it applies to corporations which have registered securities upon Form 10 or Form 10SB under the 1934 Securities Exchange Act. After closing, the new management represents that it will promptly update Company's Form 10-SE and timely file the same and all other forms required by the United States Securities and Exchange Commission.
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     8.Miscellaneous.
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     a)This Agreement shall constitute the entire agreement
of the parties hereto and may not be amended, except by written consent of the parties hereto in writing executed by them.
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     b) This Agreement shall be construed according to the
laws of the State of New Jersey and shall be enforceable in any court of competent jurisdiction located therein.
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     c) This Agreement shall inure to the benefit of the
parties and their successors in interest, if any, but shall not otherwise be assignable.
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     d) Where in this Agreement one gender or the other is
used, of the singular or the plural is used, and if to
effect the intent of the parties hereto the use of the other gender or number is needed then it is understood that such gender or both or such number or both is implied.
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     e) This Agreement may be executed in counterparts and
receipt-of facsimile transmission of signatures shall be sufficient to effect acceptance of this Agreement, although the parties hereto agree to submit within a reasonable time duplicate original signed copies of this Agreement to each other.
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     9.  Indemnification.
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     Each party to this Agreement shall indemnify and hold
harmless each other party at all times after the date of closing against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including attorney's fees incident to any of the foregoing, resulting from any misrepresentation, breach of covenant or warranty for non-fulfillment of any agreement on the part of such
party under this Agreement, or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand for any reasonable payments made by said parties at any time after the date of closing, in respect to any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same, and such party failed to defend or satisfy the same.
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     10.Covenant Not to Disclose.
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     (a) I shall not at any time during or after the
termination of my employment by Company reveal, divulge, or make known to any person (other than Company or its Affiliates) or use for my own account any confidential information used by Company or any of its Affiliates during my employment by Company before and during the term of this Agreement and made known to me by reason of my employment by Company. I shall retain all such knowledge and information which I may acquire during my employment by Company in trust for the sole benefit of Company and its Affiliates and their successors and assigns.
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     (b) As used in this Agreement, the term "Affiliate"
shall mean any corporation, company, partnership or other person or entity that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person of which such corporation, company, partnership or other person or entity is an affiliate.
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     11. Brokers. No brokers have been utilized in
connection with this transaction. PURCHASER shall not be liable for the payment of any finder's or consultant's fees except as specifically provided herein.
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IN WITNESS WHEREOF THE PARTIES HERETO, CORPORATE PARTIES
HAVING BEEN DULY AUTHORIZED BY THEIR RESPECTIVE BOARDS OF DIRECTORS, HAVE SET THEIR HANDS AND SEALS ON THE DATE FIRST ABOVE WRITTEN.
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   THE AUXER GROUP, INC.
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   By:  (s) Eugene Chiaramonte   By:  (s) Ernest DeSaye
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            Eugene Chiaramonte, Jr.    Ernest R. DeSaye, Jr.
            PRESIDENT                  d/b/a Hardyston
                                       Distributor